Finance costs	12 Months Ended
Dec. 31, 2020
Finance costs [Abstract]
Finance costs
7.	Finance costs

	2020 £’000	2019 £’000	2018 £’000
Interest on lease liabilities	2,401	2,947	-
Interest expenses on financial liabilities measured at amortized cost	708	849	842
Loss from change in fair value of embedded derivative asset	266	454	-
Loss from change in fair value of derivative liability	-	5,127	-
Other finance costs	-	2	-
	3,375	9,379	842

Included within interest expenses for the year ended December 31, 2020, are £159,000 related to the Bill & Melinda Gates Foundation (the “Gates Foundation”) convertible loan, which was partially converted into series B shares in March 2020 (see Note 17) and the £549,000 arising on the $50m drawn down under the Oxford Finance debt agreement signed on November 6, 2020 (see Note 18). Interest expenses for the year ended December 31, 2019 relate to the convertible loan received from the Gates Foundation.

The convertible loan received from the Gates Foundation contains conversion features which are accounted for as an embedded derivative and separated from the convertible loan. During the year ended December 31, 2020, the loss from the change in fair value of the embedded derivative asset represents the movement in fair value of this embedded derivative asset on derecognition arising from the conversion of the loan into series B shares and during the year ended December 31, 2019, this also represents the movement in fair value of this embedded derivative asset.

The derivative liability represents a foreign exchange call option over certain series B shares. The loss of £5,127,000 from the change in fair value of the derivative liability represents the movement in fair value of this derivative from inception, during 2019, to December 31, 2019.